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				UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			    Washington, D.C. 20549



				   FORM 8-K
				Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 5, 1998


			  SOUTHWEST GAS CORPORATION
	    (Exact name of registrant as specified in its charter)


	    California                  1-7850            88-0085720
  (State or other jurisdiction of    (Commission       (I.R.S. Employer
  incorporation or organization)     File Number)     Identification No.)

     5241 Spring Mountain Road
       Post Office Box 98510
	 Las Vegas, Nevada                              89193-8510
(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (702) 876-7237




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ITEM 5.    OTHER EVENTS

On August 5, 1998, Southwest Gas Corporation (the Company) completed the pricing for a stock offering of up to 2,875,000 shares with respect to Registration Statement No. 333-14605. In connection therewith, the Company executed an underwriting agreement and obtained the opinion of legal counsel on the securities. These documents are contained herein as exhibits.

ITEM 7.    EXHIBITS

 1.01   Underwriting Agreement.
 5.01   Opinion of O'Melveny & Myers LLP as to the validity of the securities.
23.02   Consent of O'Melveny & Myers LLP (included in Exhibit 5.01).



				 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				 SOUTHWEST GAS CORPORATION



Date: August 6, 1998                  /s/ JEFFREY W.SHAW
                            				 -----------------------------
	                            			       Jeffrey W. Shaw
				                               Vice President/Treasurer
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